Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PB Capital International, Inc. (the “Registrant”) on Form 10-Q for the period ended January 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henry Fong, Principal Executive Officer and the Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 15, 2011	PB Capital International, Inc.

By: /s/ Henry Fong
Henry Fong (Principal Executive Officer) (Principal Financial Officer)